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                                                             EXHIBIT 10 (KKK)

To EQK REALTY INVESTORS 1:

         The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, 367,868 Shares of Beneficial Interest of EQK REALTY INVESTORS I and herewith makes payment of $36.79 therefor, and requests that the certificates for such shares be issued in the name of, and be delivered to, The Prudential Insurance Company of America, whose address is 1 Ravinia Drive, Suite 1400, Atlanta, GA 30346-2110.

Dated:

4/8/98
-------------------

                                                  THE PRUDENTIAL INSURANCE
                                                  COMPANY OF AMERICA, a
                                                  New Jersey Corporation.

                                                  By: Paul Egan
                                                      ------------------------
                                                  Paul Egan, Managing Director
                                                  1 Ravinia Drive, Suite 1400
                                                  Atlanta, GA 30346-2110